                                                                    EXHIBIT 99.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
               OF FACTUAL DATA CORP. PURSUANT TO 18 U.S.C. SS.1350


         I, Todd A. Neiberger, certify that:

         In connection with the Annual Report on Form 10-K of Factual Data Corp. (the "COMPANY") for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "REPORT"), I, Todd A. Neiberger, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                             /s/  Todd A. Neiberger
                                             -----------------------------------
                                             Name:    Todd A. Neiberger
                                             Title:   Chief Financial Officer
                                             Date:    March 24, 2003